Supplement Dated May 1, 2001, to
Prospectus Dated May 1, 2001, for
FIRSTLINE II VARIABLE UNIVERSAL LIFE
A Flexible Premium Variable Universal Life Insurance Policy
Issued by
Security Life of Denver Insurance Company
And its
Security Life Separate Account L1

This supplement updates certain information contained in your Prospectus. Please read it carefully and keep it with your Prospectus for future reference.

As the owner of a specified fixed survivorship insurance policy issued by us (an "Old Policy"), you may be entitled to purchase a FirstLine II Variable policy (a "New Policy") by exchanging your Old Policy. The New Policy may include one or more of the reductions or waivers described under "Group or Sponsored Arrangements, or Corporate Purchasers" on page 50 of your prospectus.

We pay reduced distribution allowances for sales of New Policies.

Purchasing a New Policy could trigger significant, and potentially adverse, tax consequences. Please consult with your tax adviser before purchasing a New Policy. You should consult with your agent/registered representative or contact our customer service unit for additional information. This supplement does not provide tax, legal or investment advice, and you should consult with your tax adviser and attorney prior to purchasing a New Policy.